UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2022

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1
EXPLANATORY NOTE
This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Emergent BioSolutions Inc. (the “Company”) under Items 2.02, 7.01 and 9.01 on August 1, 2022. Amendment No. 1 is being filed to include reconciliations of non-GAAP metrics for the 2022 full year financial guidance. The non-GAAP reconciliations for the full year 2022 financial guidance were inadvertently excluded in the original Form 8-K.
Except as described above, this amended Form 8-K does not amend, update, or change any other items or disclosures in the original 8-K and does not purport to reflect any information or events subsequent to the filing date of the original filing.
Item 2.02 Results of Operations and Financial Condition.
On August 01, 2022, Emergent BioSolutions Inc. (the “Company”) announced financial and operating results for the period ended June 30, 2022. The Company will also use presentation materials in connection with its first quarter conference call (“Earnings Call Slides”), which will be posted on the Company’s website at www.emergentbiosolutions.com. Copies of the press release and Earnings Call Slides are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Earnings press release issued by the Company on August 01, 2022.
99.2	Earnings Call Slides, dated August 01, 2022.
101	Emergent BioSolutions Inc. Current Report on Form 8-K/A, dated August 02, 2022 formatted in XBRL (Extensible Business Reporting Language): Cover Page. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: August 02, 2022	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer